EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Baixo Relocations Services, Inc  (the “Company”) on Form 10-Q for the quarter ended May 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rosy Rodrigues, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Rosy Rodrigues

Rosy Rodrigues
Principal Executive Officer and Principal Financial Officer

Date: June 16, 2016